UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 of 15 (d) of the Securities Exchange Act of 1934

Date of Report:  October 21, 2003

(Date of earliest event reported)

PEC SOLUTIONS, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	000-30271	54-1339972
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12730 Fair Lakes Circle, Fairfax, VA		22033
(Address of principal executive offices)		(Zip Code)

(703) 469-4900
(Registrant’s telephone number, including area code)

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

99.1                        Press release dated October 21, 2003, announcing results for the quarter ended September 30, 2003.

Item 9.           REGULATION FD DISCLOSURE

This Form 8-K furnishes information required under Items 9 and 12 of the Form 8-K. See Item 12 below.

Item 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

This Form 8-K furnishes information required under Items 9 and 12 of Form 8-K.

On October 21, 2003, PEC Solutions, Inc. issued a press release announcing its financial results for the quarter ended September 30, 2003, a copy which is attached hereto as Exhibit 99.1.

On October 21, 2003, the Company held a conference call to discuss its financial results for the quarter ended September 30, 2003. During the conference call, the Company disclosed the following additional information:

•                  Day sales outstanding for the quarter were 105 days.

•                  DEA/Special Projects Division represented 11% of quarterly revenue.

•                  The top five and ten clients accounted for 41% and 61% of first quarter revenue, respectively.

The Company also disclosed additional information relating to its projected pipeline for the fourth quarter 2003 and for the full year 2004, including approximately $59 million of unfactored pipeline and approximately $46 million of factored pipeline for the fourth quarter 2003 and $371 million of unfactored pipeline and approximately $179 million of factored pipeline for the full year 2004.  Unfactored pipeline includes funded contract backlog as well as active and qualified new business opportunities that the Company believes have potential to generate business, and factored pipeline reflects the Company’s assessment of the probability that these new opportunities will come to fruition.

The Company disclosed that during the 2004 it anticipates that unfactored pipeline opportunities will come 25% from criminal justice and intelligence, 36% from homeland security, 17% from civilian information systems and 22% from defense.

The foregoing information is furnished with this Current Report on Form 8-K and is not deemed filed with the Securities and Exchange Commission and is not incorporated by reference in any filing of PEC Solution, Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934. Further, the foregoing information contains forward-looking information within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, and is subject to the safe harbor created by those sections.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEC SOLUTIONS, INC.
(Registrant)

Date:	October 27, 2003	By:	/s/ STUART R. LLOYD
Stuart R. Lloyd
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1	Press release dated October 21, 2003, announcing results fro the quarter ended September 30, 2003.*

*                 This exhibit is furnished with this Current Report on Form 8-K and is not deemed filed with the Securities and Exchange Commission and is not incorporated by reference in any filing of PEC Solution, Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.